First Choice Bancorp

Q2 2020 Overview and COVID-19 Updates

July 21, 2020

First Choice Bancorp

Disclosures

FORWARD LOOKING STATEMENTS

In addition to historical information, certain matters set forth herein constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including forward-looking statements relating to management's beliefs, projections and assumptions concerning future results and events. Forward-looking statements, include descriptions of management's plans or objectives for future operations, products or services, and forecasts of the Company's revenues, earnings or other measures of economic performance. These forward-looking statements involve risks and uncertainties and are based on the beliefs and assumptions of management and on the information available to management at the time that this presentation was prepared and can be identified by the fact that they do not relate strictly to historical or current facts. They often include the words or phrases such as "aim," "can," "may," "could," "predict," "should," "will," "would," "believe," "anticipate," "estimate," "expect," "hope," "intend," "plan," "potential," 'project," "will likely result," "continue," "seek," "shall," "possible," "projection," "optimistic," and "outlook," and variations of these words and similar expressions or the negative version of those words or phrases.

Forward looking statements involve substantial risks and uncertainties, many of which are difficult to predict and are generally beyond our control. There are many factors that could cause actual results to differ materially from those contemplated by these forward-looking statements. The Company does not undertake, and specifically disclaims any obligation, to update any forward-looking statements to reflect occurrences or unanticipated events or circumstances after the date of such statements except as required by law. Any statements about future operating results, such as those concerning accretion and dilution to the Company's earnings or shareholders, are for illustrative purposes only, are not forecasts, and actual results may differ. Risks and uncertainties that could cause our financial performance to differ materially from our goals, plans, expectations and projections expressed in forward-looking statements include those set forth in our filings with the SEC, including under Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2019 as may be supplemented and/or amended by our Quarterly Reports on Form 10-Q as filed subsequent thereto.

ADDITIONAL RISK FACTORS

The coronavirus (COVID-19) outbreak has had and may continue to have a material and adverse impact on certain of our customers directly or indirectly. Entire industries within our loan portfolio, such as the accommodations and food services industry, have experienced quarantine-related precipitous declines in demand for their products and services. Other industries we service have likewise experienced disruptions in their supply chain as well as quarantine-related declines in demand which will become more acute if and as the COVID-19 pandemic persists or we experience additional infection waves. In addition, such events could affect the stability of our deposit base, lead to mass layoffs and furloughs which could impair the ability of borrowers to repay outstanding loans, impair the value of collateral securing loans, result in lost revenue or cause us to incur additional expenses and losses. In the first half of 2020, the Federal Reserve took extreme measures to reduce interest rates to near zero in an attempt to boost consumer spending. In June 2020, the Federal Reserve indicated that it would leave interest rates near zero for the foreseeable future as it projected high unemployment for several years and a long road to recovery from the pandemic-induced economic downturn. The extraordinarily low interest rate environment that has prevailed in the wake of the COVID-19 pandemic has put and will continue to put downward pressure on the Bank's net interest margin, a key profitability indicator for the Bank. The U.S. Congress has also passed a massive stimulus package, the "Coronavirus Aid, Relief, and Economic Security Act," or "CARES Act," to provide relief to consumers and small businesses; however, the effectiveness of this package could be disrupted by operational challenges in successfully implementing all of its provisions in a timely manner and could ultimately prove to be insufficient in scale. Although we maintain contingency and disaster recovery plans for pandemic outbreaks, even with these precautions, the prolonged impact of the COVID-19 pandemic could negatively impact the availability of key personnel or significant numbers of our staff, many of whom are essential to the conduct of our business. A prolonged COVID-19 pandemic and the potential for future and more serious waves of the COVID-19 pandemic could also impact the business and operations of third party service providers who perform critical services for our business. If the COVID-19 pandemic continues or containment and mitigation measures prove unsuccessful, we will experience a material adverse effect on our business, financial condition, and results of operations.

Q2 2020 Highlights

Current Quarter Highlights:

- Net income of $5.7 million, up 26.0% over Q1'20
- Diluted earnings per common share of $0.49, up 25.6% over Q1'20
- Net interest margin (NIM) of 4.12% and cost of funds of 0.34%
- Return on average assets and average equity of 1.09% and 8.59%
- Provision for loan losses of $2.1 million including approximately $1.4 million related to the impact of COVID-19
- Provision for unfunded loan commitments of $300 thousand
- Total loans held for investment increased $393.6 million, including $389.2 million, net of unearned fees, of Paycheck Protection Program ("PPP") loans, up 27.4% over Q1'20
- Noninterest-bearing demand deposits grew $162.0 million, up 25.8% over Q1'20 and represent 49.2% of total deposits
- Quarterly cash dividend of $0.25 per share

COVID-19 Updates

Continued support for Employees, Clients, and Communities

- Expanded benefits, including paid sick time and leave policies, free COVID testing, enhanced access to 401(k) funds, no-fee Teladoc, physical and emotional wellness resources, and personal protective equipment in all locations
- Funded over 1,850 Paycheck Protection Program ("PPP") loans to local small businesses totaling ~$390 million (average loan size of $212 thousand)
- Supporting 500+ clients with payment deferral on over $620 million of loans
- $60,000 in donations to over 30 non-profits organizations within our footprint where communities served are disproportionately impacted by COVID-19 and the economic distress of this pandemic
- Enabled clients easier access to savings and money market accounts by suspending monthly transfer limit
- Provided essential banking services via electronic channels, including online banking, remote deposit capture, and mobile deposit
- Approved as an "Eligible Lender" for the Main Street Lending Program

Focus on strengthening the Bank

At or for the quarter ended June 30, 2020:

- Equity of $267mm and preliminary CBLR of 10.3%
- Tangible book value per share of $16.09, a 2% increase over prior quarter
- Ending deposits of $1.6bn, a 19% increase over prior quarter
- Over $900 million available for deployment in primary and secondary liquidity sources
- 52% efficiency ratio for the quarter

Loan Payment Deferral Program – Details

Payment Deferral Program - provides for a 90-day deferral of principal and/or interest for loans that were current at the time the deferment was approved

Loan Portfolio Deferral Detail (as of June 30, 2020)

($ in millions)	06/30/20 Balance [1]	% of Total Balance	06/30/20 Deferrals [1]	% of Category Balance
Construction & Land	$ 217	12%	$ 53	24%
CRE	664	36%	324	49%
C&I	335	18%	108	32%
SBA [2]	597	32%	133	22%
Other	39	2%	8	21%
	$ 1,852	100%	$ 626	34%

Deferment Program by Stressed Industries

($ in millions)	06/30/20 Balance [1]	% of Total Balance	06/30/20 Deferrals [1]	% of Category Balance
Arts, Entertainment, and Recreation	$ 41	2%	$ 22	54%
Car Washes	31	2%	21	68%
Gas Station	34	2%	10	29%
Hospitality	212	11%	100	47%
Restaurant	92	5%	34	37%
	$ 410	22%	$ 187	46%

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020 based on industry NAICS code.
2. Included $20 million loans held for sale, of which $11 million was on deferment.

- Starting in March, First Choice offered relief to over 500 customers by extending over on loans totaling $626 million payment deferrals (90-day P&I)
- Overall exposure to stressed industries at 22% of the total loan portfolio
- Of the stressed industry exposure, 46% (or 10% of the total loan portfolio) have been granted payment deferrals
- As of July 16, 2020, 60%+ of those customers on deferral have resumed payments
- As of July 16, 2020, only 4 customers totaling $11 million granted additional deferrals

Paycheck Protection Program – Details

NAICS Industry	Count	Net Balance [1]	% of Total
		$ in millions	
Arts, Entertainment, Recreation	48	$ 15	4%
Car Washes	22	2	1%
Construction	96	40	10%
Finance and Insurance	63	9	2%
Gas Station	40	3	1%
Health	250	42	11%
Hospitality	123	32	8%
Income Producing Real Estate	165	21	5%
Manufacturing	102	38	10%
Professional	250	41	11%
Restaurant	206	51	13%
Retail Trade	152	20	5%
Transportation	55	12	3%
Others	314	63	16%
	1,886	**$ 389**	**100%**
Stress Industry	439	$ 103	26%

Balance Tier	Count	Gross Balance [1]	Weighted Average Fee	Net Fees[1]	Net Balance[1]
			$ in millions		
<$350K	1,617	$ 137	4.69%	$ 6	$ 131
>$350K & <$2MM	247	185	2.95%	5	180
>$2MM	22	79	1.00%	1	78
	1,886	**$ 401**	**3.16%**	**$ 12**	**$ 389**

- Average loan size of $212 thousand
- Net unearned loan fees totaling $12 million will be accreted to interest income over the contractual maturity of 2 years. The Company anticipates that a significant number of PPP loans may be forgiven by the SBA in the third and fourth quarters of 2020, at which point fee income recognition will be accelerated.
- 878 new deposit accounts were opened for PPP loans with total balance of $79 million in noninterest-bearing deposits and $4 million in interest-bearing deposits at June 30, 2020
- All loan fees have been received from SBA
- No PPP loans were forgiven as of June 30, 2020 pending the issuance of regulatory guidelines

1. Balance as of June 30, 2020.

First Choice Bancorp

Paycheck Protection Program – NIM Impact

($ in thousands)	QTD 6/30/2020	YTD 6/30/2020
PPP-loan interest income	$ 732	$ 732
PPP-net deferred fee income	1,153	1,153
Total loan interest income	1,885	1,885
Less: cost for PPPLF	112	$ 112
Net interest income	$ 1,773	$ 1,773
Average loan yield - All in	4.94%	5.39%
Average loan yield - PPP	**2.64%**	**2.64%**
Average loan yield - w/o PPP	5.40%	5.70%
NIM - All in	4.12%	4.42%
NIM - w/o PPP	4.40%	4.61%

Impacts to NIM

- These lower-yielding loans will continue to bring down the NIM, however the higher $ volume will increase net interest income
- The volume of loan fundings will impact the asset mix
- The recognition of fee income as loans payoff or are forgiven is an expected source of volatility to future net interest income and NIM

Impact of PPP Loans to Loan Yield and NIM for Q2'20



5.40%
-0.46%
4.94%
4.40%
-0.28%
4.12%
Avg loan yield w/o PPP
PPP impact
Avg loan yield All in
NIM w/o PPP
PPP impact
NIM All in

Construction & Land Loan Portfolio

Total Outstanding Balance[1] of $217 million by property type[2]


Other Real Estate 9%
SFR 1-4 29%
Multi Family 9%
Land - Residential 6%
Mixed Use & Others 6%
Commercial Land 18%
Hospitality 22%
Gas Station/Mini Market 1%

Portfolio Overview	
Loan Balance Outstanding[1]	Construction - $165MM Land - $52MM
Unfunded Commitments	$75MM
Avg. Loan Size	$3.3MM
Avg. QTD/YTD Loan Yield	5.76%/6.09%
NPL%	0%

Portfolio Highlights:

- Strong sponsorship or guarantors
- 18 loans were granted 90-day deferments with total outstanding balances[1] of $53 million; 12 loans had resumed regular payment and no loans were granted additional deferment at July 16, 2020
- Construction - Avg. loan-to-value("LTV")[3] 59.6%%; Avg. loan-to-cost("LTC")[3] 66.3%
- Land – Avg. LTV[4] 53.3%
- Overall average project completion was 57% at June 30, 2020

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020.
2. Based on primary property collateral.
3. Loan-to-value at June 30, 2020 based on total commitment to the most recent appraised collateral value.
4. Loan-to-value at June 30, 2020 based on total commitment to the appraised collateral value at origination.

First Choice Bancorp

SBA Loan Portfolio

Total Outstanding Balance[1] of $597 million by industry[2]



Income Producing Real Estate 7%
Professional 11%
Hospitality 10%
Restaurant 12%
Recreation 4%
Car Washes 1%
Gas Station 1%
Others 11%
Manufacturing 9%
Retail Trade 6%
Transportation 5%
Wholesale Trade 6%
Construction 9%
Health Care 9%

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020.
2. Based on industry NAICS code.
3. NPL excludes loans held for sale.

Portfolio Overview	
Loan Balance Outstanding[1]	SBA 7(a) - $112MM PPP - $389MM SBA 504 - $96MM
Unfunded Commitments	$13MM
Avg. Loan Size	$261 thousand
Avg. QTD/YTD Loan Yield	3.89%/4.64%; 5.73%/6.13%(without PPP)
NPL[3] %	0.87%

Portfolio Highlights:

- Preferred SBA Lender
- $436 million is guaranteed SBA including $389 million, net from PPP loans and $20 million from loans held for sale at June 30, 2020
- 213 loans with outstanding balances[1] of $133 million were granted 90-days deferments including $11 million in loans held for sale; 18 loans had resumed regular payments at July 16, 2020
- Only one SBA 504 loan with a net carrying value of $8 million was granted an additional 90-days deferment at July 16, 2020

CRE Loan Portfolio

Total Outstanding Balance[1] of $664 million by property type[2]



Car Wash 2%
Restaurant 2%
Retail 14%
Industrial 13%
Others 12%
SFR 1-4 14%
Commercial 13%
Multi Family 7%
Hospitality 14%
Mixed Use 6%
Gas Station 4%

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020.
2. Based on primary property collateral.

Portfolio Overview	
Loan Balance Outstanding[1]	Owner Occupied $162MM Non Owner Occupied $502MM
Unfunded Commitments	$42MM
Avg. Loan Size	$1.5MM
Avg. QTD/YTD Loan Yield	5.40%/5.65%
NPL %	0.43%

Portfolio Highlights:

- Well-diversified portfolio across property types
- 179 loans with outstanding balance[1] of $324 million were granted 90-day deferments; 127 loans had resumed regular payments at July 16, 2020
- Only one CRE non owner-occupied loan with a net carrying value of $1 million was granted an additional 90-day deferral at July 16, 2020

Industry Focus – Hospitality Loans

Product ($ in millions)	Commitment	Outstanding[1]	% of total portfolio
Commercial Real Estate	$ 96	$ 93	5.0%
Commercial and Industrial	20	11	0.6%
Construction and Land	57	48	2.6%
SBA	30	28	1.5%
SBA - PPP	32	32	1.7%
	$ 235	$ 212	11.4%

Portfolio Summary at June 30, 2020:

- A significant proportion of hospitality sponsors and properties are well-known to senior management and directors and these loans have personal guarantees
- Focused on "limited-service" sub-segment, which has historically shown some level of operational resilience during prior economic cycles
- 82% of the loans are located in Los Angeles, Orange and San Diego Counties
- Sponsors average 24 years of experience in the industry with an average 7 year relationship with the Bank
- Approx. 74% of the hotels are recognized national franchises
- Relatively low charge-off history with net charge-offs of $528 thousand over last 5 years
- $85 thousand in non-accrual loans at June 30, 2020

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020.

Industry Focus – Hospitality Loans

Portfolio Highlights at June 30, 2020:

Commercial real estate loans were originated with relatively low loan-to-value ratios and meaningful cash flow cushion

- 24 loans with an average loan commitment of $4.0 million
- 18 loans with total outstanding balance of $70 million on loan deferment; 17 loans had resumed regular payments, and no loan was granted an additional deferment as of July 16, 2020.
- Average LTV[1] was 50%

Construction portfolio statistics

- 4 loans with an average loan commitment of $14.4 million
- No loans on deferments
- Average completion percentage approximately 94% of total construction portfolio
- Most of the construction projects were completed as of June 30, 2020
- Maintain average LTC ratio at 72%; average LTV[1] was 62% based on as completed value

SBA portfolio statistics

- Non PPP loans: 18 loans with an average loan commitment of $1.7 million
- PPP loans: 123 loans with an average loan commitment of $260 thousand
- 13 loans with total outstanding balances of $26 million on loan deferment; two loans had resumed regular payment, and no loan was granted an additional deferment as of July 16, 2020
- $24 million was unguaranteed portion of retained, all of which is secured by commercial real estate properties
- Average LTV[1] was 65%

1. Loan-to-value at June 30, 2020 based on total commitment to the most recent appraised collateral value.

Industry Focus – Restaurant Loans

Product ($ in millions)	Commitment	Outstanding [1]	% of total portfolio
Commercial Real Estate	$ 7	$ 7	0.4%
Commercial and Industrial	19	16	0.9%
SBA	18	18	1.0%
SBA - PPP	51	51	2.8%
	$ 95	$ 92	5.0%

Portfolio Summary at June 30, 2020:

- 67% full-service; 24% caterers; 7% limited-service; 2% others
- 32 loans with total outstanding balances of $34 million, were granted 90-days deferment; 10 loans had resumed regular payments as of July 16, 2020
- One SBA 504 loan with a net carrying value of $8 million was granted an additional 90-day deferrals as of July 16, 2020
- 206 loans with total outstanding balances of $51 million, were PPP loans; 69% full-service and 24% limited-service
- $18 million was unguaranteed portion of retained, of which $17 million is secured by commercial real estate properties
- $2 million in non-accrual loans at June 30, 2020
- No loans were downgraded during Q2'20

1. Total loans include loans held for sale, and total loans held for investment net of discounts and deferred fees at June 30, 2020.

Expanded Deposit Product Offerings

FDIC Insurance Program

- The Company saw an increase in clients participating in the Bank's Expanded FDIC Insurance Program through Demand Deposit Marketplace (DDM) network. This program offers a liquid FDIC insured alternative for balances up to $120 million.
- At June 30, 2020, total DDM accounts and deposits are 35 and $163 million, up 119% from March 31, 2020.

Increase in Online Transactions

- The Company saw an increase in both electronic deposits (mobile deposits) and payments (bill pay) processed through online banking.


DDM Accounts
$180MM
$160MM
$140MM
$120MM
$100MM
$80MM
$60MM
$40MM
$20MM
$0MM
4
5
8
11
28
34
36
Dec '19
Jan '20
Feb'20
Mar'20
Apr'20
May'20
June'20
Dollar Amount
Number of Accounts


Mobile Banking Deposits
$16MM
$14MM
$12MM
$10MM
$8MM
$6MM
$4MM
$2MM
$0MM
1,800
1,600
1,400
1,200
1,000
800
600
400
200
0
$10
$11
$13
$15
$13
2Q19
3Q19
4Q19
1Q20
2Q20
Total Deposit
# of Items


Online Banking- Bill Pay Usage
$4MM
$3MM
$3MM
$2MM
$2MM
$1MM
$1MM
$0MM
2,000
1,500
1,000
500
0
$1.5
$0.6
$1.8
$0.5
$1.9
$0.7
$1.9
$0.5
$3.1
$0.8
2Q19
3Q19
4Q19
1Q20
2Q20
Check
Electronic
# of Items

First Choice Bancorp

Yield, Cost, and Margin Trends

Spot rate cost of interest-bearing deposits was 0.47% at June 30, 2020



Average Loan Yield
Net interest Margin
Cost of Deposits
Spot Rate
Fed Funds Rate
7%
6%
5%
4%
3%
2%
1%
0%
6.42%
6.93%
6.21%
5.95%
5.95%
5.40%
4.94%
5.14%
5.52%
4.85%
4.78%
4.78%
4.12%
4.40%
Without PPP
Without PPP
2.50%
2.00%
1.75%
0.63%
0.25%
0.31%
0.25%
0.89%
0.89%
0.71%
2Q19
3Q19
4Q19
1Q20
2Q20

Net Interest Margin Overview and Outlook


Average Cost of Funds
1.03%
0.98%
0.77%
0.72%
0.34%
2Q19
3Q19
4Q19
1Q20
2Q20

Loan Portfolio by Repricing Type


Fixed
36%
Floating, No Floor
13%
Floating, On Floor
45%
Floating, Above Floor
6%

1. Pro-actively defended net interest margin by lowering overall funding costs by 38 bps to 34 bps from Q1'20
2. Attractive average non-interest bearing deposits maintained at 51% of total deposits for Q2'20
3. Broad declines in macro environment & economy expected to negatively impact NIM forecast for year
   a. Low cost funding from FRB PPP Liquidity Facility at 0.35% will help offset NIM decline
   b. Continuing to lower deposit rates and wholesale borrowing costs
   c. Approximately 80% of total loans are at floor rate or are fixed to maturity; remaining 20% are floating rate and will reprice over time

Strengthened Balance Sheet & Capital

($ in thousands)	Q2'20	Q1'20	Q4'19	Q2'20 vs. Q1'20	Q1'20 vs. Q4'19
Balance Sheet					
Assets	2,223,603	1,775,662	1,690,324	447,941	85,338
Loans Held for Investment	1,831,619	1,438,055	1,374,675	393,564	63,380
Funding & Liquidity					
Non Interest Bearing Deposits	789,770	627,793	626,569	161,977	1,224
Deposits	1,604,997	1,351,040	1,313,693	253,957	37,347
Unused & Available Liquidity Sources	934,394	621,995	675,029	312,399	(53,033)
Capital & Equity					
Bank Tier 1 Capital [2]	194,735	193,439	193,536	1,296	(97)
Bank CBLR / Tier 1 Leverage Ratio [2]	10.31%	11.73%	12.01%	-1.42%	-0.28%
Tangible Common Equity	188,182	184,347	182,652	3,835	1,695
TBV Per Share	$16.09	$15.81	$15.70	$0.28	$0.11
Dividend Payout Ratio	51%	64%	49%		

1. *Includes cash & equivalents, AFS securities, and unused lines of credit with FHLB and FRB*
2. *Preliminary capital ratios. Final ratios will be determined when the Call Report is filed by July 30, 2020*

- Balance sheet growth supported with strong deposit inflows
- Increased available liquidity sources to weather potential longer-term recession
- Increased tangible common equity by $3.8 million on a linked-quarter basis
- Maintained healthy earnings to support shareholder dividends

Outlook & Near-term Priorities

- Focus on cost savings initiatives
    - Optimize funding in historic low interest rate environment
    - Consider processes to accommodate remote working for longer term and reduce occupancy costs
- Generate core organic loan growth
    - Expand lending relationships with PPP customers
    - Leverage lessons learned from PPP process to assure readiness for Main Street Loans
- Expand specialty deposits group
- Leverage technology to enhance operating processes and business development

Social Responsibility

- **Service and Philanthropy**
  - $60,000 in donations to over 30 non-profits organizations within our footprint where communities served are disproportionately impacted by Covid-19 and the economic distress of this pandemic at June 30, 2020
  - Nearly 900 hours of local community service achieved by our employees in 2019 through various employee volunteer programs that receive continuous endorsement by the leadership of First Choice Bank
- **Diversity and Inclusion as of June 30, 2020**
  - Gender diversity at First Choice: 66% female of total workforce and 54% female of senior management
  - Ethnic diversity at First Choice: 73% minority representation of total workforce and 36% minority representation of senior management


Male, 44%
Female, 66%

First Choice Bancorp

Contact Information

NAME	TITLE & CONTACT
Robert M. Franko 	**First Choice Bancorp** *President & Chief Executive Officer & Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 345-9241 **Email:** Rfranko@FirstChoiceBankCA.com
Mag Wangsuwana 	**First Choice Bank** *Chief Financial Officer* **Address:** 17785 Center Court Drive Suite 750 Cerritos, CA 90703 **Telephone:** (562) 263-8340 **Email:** MWangsuwana@FirstChoiceBankCA.com



Corporate Headquarters:
17785 Center Court Drive, Suite 750
Cerritos, CA 90703
Telephone: (562) 345-9092

Website: www.firstchoicebankca.com